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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           KEYSTONE FINANCIAL, INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                           KEYSTONE FINANCIAL, INC.
                              One Keystone Plaza
                           Front and Market Streets
                           Harrisburg, PA 17105-3660

                                                                  April 29, 1999

Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Keystone Financial, Inc. to be held on May 20, 1999. Your Board of Directors has unanimously recommended that shareholders vote AGAINST Proposals 2A and 2B, the shareholder proposals described in the proxy statement.

Your vote is important, no matter how many or how few shares you may own. To make sure that your vote is counted, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your continued support.

Very truly yours,


/s/ Carl L. Campbell

Carl L. Campbell
Chairman and Chief Executive Officer


            If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                          INNISFREE M&A INCORPORATED
                         TOLL-FREE, at 1-888-750-5834.

                                IMPORTANT NOTE:

               If you hold your shares through a bank or broker,
           you may be able to vote by telephone, or via the Internet.
             Please call Innisfree at 888-750-5834 for assistance.